BUCHANAN INGERSOLL
                                    Attorneys
                              500 College Road East
                           Princeton, New Jersey 08540





                                                   October 7, 1997

Via EDGAR
---------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

        Re:    Bio-Imaging Technologies, Inc.
               Current Report on Form 8-K
               ------------------------------

Dear Sir or Madam:

        Pursuant to Rule 13a-11 under the Securities Exchange Act of 1934, as amended, on behalf of Bio-Imaging Technologies, Inc., a Delaware corporation (the "Corporation"), submitted herewith for filing is a Current Report on Form 8-K (the "Form 8-K").

        This filing is being effected by direct transmission to the Securities and Exchange Commission's EDGAR System.

        Three complete copies of the Form 8-K (one of which has been manually signed) are being filed with the Boston Stock Exchange.

        If you have any questions or comments concerning the Form 8-K, please contact the undersigned at (609) 987-6821.


                                                   /s/   Andrew P. Gilbert

APG/tkr
Enclosures

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) September 22, 1997
                                                        ------------------


                         Bio-Imaging Technologies, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                    1-11182                     11-2872047
--------------------------------------------------------------------------------
     (State or Other        (Commission File Number)          (IRS Employer
       Jurisdiction                                         Identification No.)
    of Incorporation)


830 Bear Tavern Road, West Trenton, New Jersey                  08628-1020
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)


                                 (609) 883-2000
                        --------------------------------
                             (Registrant's telephone
                          number, including area code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Item 5.  Other Events.
               ------------

      On September 22, 1997, Investment Partners of America, L.P. ("IPA") exercised its Class A Warrants and Class B Warrants (collectively, the
"Warrants") to purchase 833,334 shares of Common Stock (the "Shares") of Bio-Imaging Technologies, Inc. (the "Company"). IPA exercised all of the Warrants held of record by IPA on behalf of itself and certain of its designees. IPA did not exercise the Class C Warrants (held of record by IPA) to purchase 66,667 shares of the Company's Common Stock.

      The Warrants were exercised at an exercise price of $0.63 per Share. The Company received approximately $525,000 in net proceeds from the exercise of the Warrants by IPA. The Company will not receive any of the proceeds from any sales of the Shares by IPA or its designees.

      The Warrants were issued in December 1995 in connection with the Company's private placement of 416,667 Units sold to IPA. The Company previously registered the Shares under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (the "Form S-3") in accordance with its obligations under a registration rights agreement with IPA. The Form S-3 was filed with the Securities and Exchange Commission on April 18, 1997.

                                   SIGNATURES
                                   ----------


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Bio-Imaging Technologies, Inc.


                                       By: /s/Robert J. Phillips
                                           ---------------------
                                           Robert J. Phillips, Vice President
                                            and Chief Financial Officer
                                            (Principal Financial and
                                            Accounting Officer)


Date:  October 7, 1997